Exhibit 99.1

Matson Navigation Company, Inc. (a wholly owned subsidiary of Alexander & Baldwin, Inc.) April 11, 2012

Statements in this presentation that set forth expectations or predictions are based on facts and situations that are known to us as of the date of this filing. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 19-29 of the Form 10-K in the Alexander & Baldwin 2011 Annual Report and other subsequent filings with the SEC. Statements in this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements. 2

Agenda Company Overview & Strategy Matt Cox, President of Matson Navigation Separation Update Joel Wine, Senior Vice President, CFO & Treasurer of ALEX Ocean Services David Hoppes, Senior Vice President Operations Ronald Forest, Senior Vice President Matson Logistics Rusty Rolfe, Executive Vice President Financial Overview Joel Wine Key Investment Highlights Matt Cox 3

Company Overview Matt Cox President Matson Navigation Company

Matson Through the Ages



1882
From Sail to Steam

- 1882, Capt. Matson sails schooner *Emma Claudina* to Hilo on first Matson voyage
- Matson operates six sailing ships before the turn of the century

1900s
Years of Expansion

- 1901, Matson purchases first steamship, *Enterprise*
- Fleet grows to include freighters, passenger ships and sailing ships.
- Built Royal Hawaiian Hotel, one of the world's finest

1930s
Passenger Era

- "White ships" era
- World-famous luxury liners make Hawaii a world-class destination

1940s
World War II

- Entire Matson organization – personnel, ships, facilities, commandeered by U.S. government, full-scale war status
- Four passenger liners and 35 freighters to U.S. Maritime Commission; passenger ships converted to troop transport vessels
- Matson designated government agent/operator of 172 vessels, including its own 39 ships
- 11 Matson ships lost during the war

1950s-1970s
Containerization

- 1956, Matson establishes research department
- 1958, first ship in the Pacific to carry containers on deck
- 1960, world's first all container ship, first A-frame gantry crane, container handling equipment, container freight system
- 1970, *Hawaiian Enterprise, Hawaiian Progress* largest, most powerful ships under U.S. flag

Currently
The Modern Fleet

- 1980, launch *Maui* & *Kauai*
- 1992, launch first diesel powered ship, *R.J. Pfeiffer*
- 1996, bought six APL ships
- 1996, start Guam Service
- 2003-2006, launch four new ships
- 2006, start China Service

Matson.

5

Matson Today Terminal Locations Long Beach, Oakland, Honolulu & Seattle Pacific Offices Guam Matson Logistics Offices Concord – Headquarters Miami Jacksonville Philadelphia Metro NY/NJ Akron Seattle Portland Long Beach Kansas City Oklahoma City Dallas Indianapolis Chicago Columbus West Bend Birmingham Atlanta Ningbo Shanghai Xiamen Hong Kong Honolulu, Hawaii – Corporate Headquarters Mainland Offices Oakland – Central Mainland Office Phoenix – Customer Support Kansas City Chicago Detroit Atlanta Portland Seattle Oakland (Sales Operations) Long Beach (Sales Operations) Salt Lake City China: 6

7 Strong Management Team Upon Separation Over 175 Years of Combined Transportation Experience Walter A. Dods Chairman Rusty K. Rolfe EVP, Matson Logistics Matthew J. Cox President & CEO Joel M. Wine SVP & CFO Ronald J. Forest SVP, Operations David L. Hoppes SVP, Ocean Services Kevin C. O’Rourke SVP, General Counsel Vic S. Angoco SVP, Pacific

Matson at a Glance • Number of employees: 1,101 • The Matson Fleet: 17 vessels (nine active ships and three active barges) – 10 containerships – 3 Ro-Cons (combination container / Ro-Ro vessels) – 3 container barges and 1 Ro-Ro barge Dollars in Millions 2011 Revenue 2011 Operating Profit Ocean Transportation $ 1, 078 $ 74 Logistics Services $ 386 $ 5 Total $1,463 $79 Source: 2011 A&B 10-K which included other income and intercompany income 8

Corporate Strategy Matt Cox President Matson Navigation Company

Strategic Vision • Building on historic island strengths in the Pacific • Leveraging the brand and our capabilities into compatible new geographies and services • Enabling and rewarding continuous improvement • Doing the right thing by our customers, employees and the communities that we serve To sustain and expand Matson’s market leadership and profitability in ocean transportation and logistics by: 10

Strategies • Ocean Transportation – Premium China strategy – Leverage leading market share to grow faster than the overall Hawaii economy – Maintain focus on Guam including military realignment – Network “bolt-ons” in compatible services and geographies • Logistics Services – Organic expansion of brokerage and warehousing services – Initiate and expand 53-foot domestic container program – Develop China freight forwarding and consolidation offerings – Disciplined M&A • Build on world-class customer service differentiation – Ocean transportation – Logistics 11

Competitive Advantages • Powerful transportation brand identity • Strong market position in Hawaii • Sailing frequency • Dual head-haul economics in China service • Dedicated West Coast terminals • Strategically located facilities in Hawaii and Guam • Ownership of neighbor island barge network • More modern ships than any other U.S. carrier • Strong balance sheet with investment grade credit metrics 12

Core Competencies • Strict Operating Discipline – On-time arrivals – Equipment availability – Cargo availability • Intimate Customer Service • Delivering critical goods to island communities 13

Challenges • Jones Act markets are mature – Post recession recovery upside still significant – Alaska remains a potential market • Currently, Ro-Ro capacity only on older ships – New ship construction may remedy • Continued legislative support • Potential for labor disruptions – Relative labor peace expected to continue • Potential for increased competition from Jones Act participants – Competitor announced second vessel 14

Jones Act Background • Federal law that ensures ocean carriers engaged in domestic shipping meet certain requirements – Owned by minimum of 75% U.S. citizens – Vessels must be built in U.S. shipyards – Crewed by U.S. citizens – Prevents foreign-flag vessels from carrying cargo between points in the U.S. • More than 50 maritime countries have similar laws, including Australia, Canada, France, Germany, Russia and China • Important for national defense, environmental protection and safety 15

Separation Update Joel Wine Senior Vice President CFO & Treasurer Alexander & Baldwin, Inc.

Trading Statistics (based on closing price of $48.70 as of April 9, 2012) Exchange/Ticker NYSE: ALEX Annualized Dividend Yield 2.6% Equity Market Capitalization $2.0B 3-Month Average Volume 242,000 Indices Dow Jones Composite, Dow Jones Transportation, S&P 400 MidCap, Russell 1000 Alexander & Baldwin, Inc. Overview As of and for the year ended December 31, 2011 Revenue1 $1.7 Billion Adjusted Operating Profit $163 Million Assets $2.5 Billion 1 Includes revenue from discontinued real estate operations Matson A&B Land Group 17

Company Overview • Matson – 18 Jones Act Vessels – 47,000 company-owned containers and equipment – Dedicated terminal facilities in Hawaii – 35 percent ownership in SSA Terminals – Top 10 domestic logistics company • A&B Land Group – Approximately 88,000 acres of land in Hawaii – 4th-largest private land-owner in Hawaii – Portfolio of 45 commercial properties in Hawaii and 8 Mainland states (7.9 million square feet) – Resort, primary residential and commercial development portfolio – Largest agricultural operation in Hawaii – Significant producer of renewable energy on Maui and Kauai 18

Separation Update Announced on December 1, 2011 Rationale • Enhanced strategic direction and focus • Growth oriented capital structure • Separate stock • Greater transparency • Sector-specific investors and research coverage •Updates • Well-received by shareholders • Targeting 3rd quarter transaction – IRS letter ruling request – Form-10 filing – S-4 merger proxy – Seeking shareholder approval for a merger structure to: • Better execute the separation from a legal point of view • Ensure continued compliance with Jones Act U.S. ownership requirements – The separation is not conditioned in any way on the merger vote 19

Matson Board of Directors After Separation • As previously announced, Walter Dods will be Chairman of the Board • Matt Cox will be joining the board consistent with his new role • The balance of the directors is expected to be a subset of the current A&B board, providing continuity with previous governance 20

Ocean Services Dave Hoppes Senior Vice President Matson Navigation Company

The Matson Brand • Premier Ocean Transportation and Logistics Provider • Delivering Innovation • Reliability Beyond the Norm • Financial Stability • Delivering Value to Our Customers 22

Award-Winning Service • Toyota Logistics Presidential Award • Toyota Logistics Excellence award for Outstanding Achievement • NDTA Quality Award • C/O magazine top 100 companies • GM Supplier of the Year • Q1 Award, Ford Motor Company • Carrier of the Year Award, U.S. Military Traffic Management Command 23 • Logistics Management magazine’s Quest for Quality Award

Matson Today: Connecting the Pacific Unlike Anyone Else Shanghai Ningbo Xiamen Guam Honolulu, Hawaii LongBeach Oakland Portland Seattle Micronesia 24

Hawaii Service • Nine-ship base long-haul fleet, offering three arrivals per week to Honolulu from West Coast ports – 50% greater frequency than nearest competitor • Highly flexible Matson-owned and operated barge network serves all Neighbor Islands • Principal carrier in the trade 25 Nawiliwili Kahululi Hilo Kawaihae Honolulu Hawaii Neighbor Island Service

Hawaii Containers East & West Combined Matson Hawaii Total TEU Volumes 26 400,000 100,000 350,000 300,000 250,000 200,000 150,000 TEUs Footprint of Official Recessions in the U.S. Source: Matson management estimates

Diverse Customer Base

Hawaii Westbound Market Segments	Approx. % of Matson's Volume
Freight Forwarders	30~32%
Food, Grocery, Produce	27~30%
Paper products, Agriculture and Other	10~12%
Retail	12~15%
Building Materials	8~10%
Government Agencies (Military, USPO)	5~7%
Household Goods	3~5%

Source: Matson management estimates

Matson

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Hawaii Key Indicators – Annual Growth % 28 Segment 2010 2011 2012 Real GDP -0.1% +1.2% +2.3% Non-Farm Jobs -0.8% +1.2% +1.8% Unemployment % 6.6% 6.3% 6.2% Inflation +2.1% +3.5% +1.9% Visitor Arrivals +7.7% +3.5% +4.1% Construction Income -5.8% -5.6% +5.2% Source: University of Hawaii Economic Research Organization (UHERO)

Pricing: Hawaii Service • Primarily published tariff market – Tariffs are based on commodity value • Pricing components are: – Ocean Freight Rate – Terminal handling charge – Wharfage – Fuel surcharge • Pricing increases designed to cover cost escalation • Ocean Freight Rate increases are typically once a year • Increases are always dollar-denominated • Fuel Surcharge mechanism designed to efficiently recover fuel costs 29

Hawaii Market: How Do We Maximize Yield? • Maintain high vessel utilization 30 Volume Yield per container Target Zone

Fuel Surcharge Methodology • Matson seeks to recover up to 100% of fuel-related costs from its customers in Hawaii and Guam • Surcharge rate is adjusted periodically during the year to account for changes in fuel costs, consumption and freight volume • While surcharge mechanism is very efficient over the course of a year, there are quarter-over-quarter lags 31

History of Matson’s Fuel Surcharge in Hawaii Service 32 Source: Matson management estimates Price per barrel $140 $20 $120 $100 $80 $40 $0 $60 Jan 99 Jul Jan 00 Jul Jan 01 Jul Jan 02 Jul Jan 03 Jul Jan 04 Jul Jan 05 Jul Jan 06 Jul Jan 07 Jul Jan 08 Jul Jan 09 Jul Jan 10 Jul Dec 10 Jul Dec 11 Mar 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 West Coast Average Bunker Fuel $ price per barrel (left scale) Matson’s Hawaii Fuel Surcharge (right scale) 70% 10% 60% 50% 40% 20% 0% 30% Matson’s fuel surcharge % *West Coast average price is the average of the monthly prices for Los Angeles, San Francisco & Seattle for bunker fuel only and excludes delivery cost.

Guam Service • Matson has historically carried over one-half of U.S.-origin freight • Currently serves entire market with the departure of the second carrier from the trade • Easy connections from Oakland and Pacific Northwest to Guam via terminal in Honolulu • Chartered Matson ship serves neighboring islands of Micronesia 33 Yap Guam Guam Micronesia Island Service Palau Saipan Rota Tinian Ebeye & Kwajalein Kosrae Pohnpei Chuuk

Guam Containers East & West Combined Matson Guam Total TEU Volumes 34 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 37,000 25,000 35,000 33,000 31,000 29,000 27,000 TEUs Source: Matson management estimates Typhoon Pongsana Typhoon Paka Tourism Improved, Some new construction Competitor exits Guam Service 9-11 Eastbound Garment shipments declined dramatically Decline in westbound shipments after rebuilding of the infrastructure damaged by typhoon

Guam Westbound Segments by Volume

Westbound Segment	Approx. % of Matson's Volume
Guam Commercial Dry	50~54%
Guam Military Dry and Reefer	13~22%
Guam Commercial Reefer	6~11%
CNMI Commercial Dry and Reefer	5~9%
Palau and Yap	5~8%

Source: Matson management estimates

Matson
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Pricing: Guam Service • Similar to Hawaii Service – Tariff-based – Efficient fuel surcharge mechanism is similar to the one in Hawaii service – No plans to increase rates during 2012 beyond passthroughs of any port charge increases 36

CLX Service • Five ships connect Xiamen, Ningbo and Shanghai weekly to the Long Beach port • Matson’s share in historically established Ningbo-Shanghai to Southern California is approximately 5-6% • Fastest transit time from Shanghai: 10 days vs. 12-14 (current trade standard) • 10-day transit together with next-day freight availability generates a 3-6 day competitive advantage 37 Shanghai CLX China Ports Ningbo Xiamen

China Service Characteristics • Multiple international carriers with activity in more than one intercontinental trade • Volume Seasonality: each annual cycle has distinctive peak season starting late summer, and low season of January-February (associated with Lunar New Year) • China in general is much more variable because of competitive nature of the business 38

Pricing: CLX China Service • Prices are based on the individual contracts with shippers • Pricing structure is comprised of Base Rate and Fuel Adjustment Factor (FAF) • Highly volatile pricing • Base Rate level is driven by demand/ capacity dynamics over which we have no control • However, our service levels have allowed us to generate a rate premium – As little as $200 in weak market / substantially higher in robust market • FAF is also market based – Contemplate greater use of a “floating” FAF in upcoming contracts 39

Transpacific Eastbound Freight Rates 40 $ per FEU $3,000 $500 $2,500 $2,000 $1,500 To U.S. West Coast Ports (2009-2011) $1,000 Source: Shanghai Containerized Freight Index

Shanghai-Ningbo to Southern California Market (Volume TEU) 2007- 2011 41 2007 2008 2009 2010 2011 2,000,000 0 1,800,000 1,400,000 1,200,000 1,000,000 200,000 400,000 1,600,000 800,000 600,000 Total TEUs Source: Port Import Export Reporting Service (PIERS)

China Eastbound Segments by Volume

Eastbound Segment	Approx. % of Matson's Volume
Freight All Kinds	33~37%
Garments, Footwear, Fashion Accessories	29~31%
General Department Store Merchandise	13~17%
Furniture and Bedding	8~14%
Laptop Computers, Consumer Electronics	4~7%
Industrial Chemicals and Related	2~4%
All Other	1~2%

Source: Matson management estimates

Matson
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Case Study: Matson’s Garment Market Penetration Garment Market Share from Xiamen, Ningbo and Shanghai 43 2007 2008 2009 2010 25% 0% 20% 10% 5% 15% 2011 Source: Matson management estimates CLX1 only

COST ($) COST (more $ = less value) Matson: 10x less costly 1x 10x 5x TIME (DAYS) TRANSIT TIME (more days = less value) Matson: 10 days vs. 5 days 2 20 10 TOTAL COST/ TIME VALUE Matson: 5x the value of air freight = VALUE 0.5 5: The Next Target: Focus on Premium Freight with Delivery Precision 44 • Most air freight carriers: 4 – 6 days • Matson: 10 days, next-day cargo availability • Sea – air option for premium service, premium value

Operations Ron Forest Senior Vice President Matson Navigation Company

Drivers of Operational Discipline • Fleet Efficiency • Terminal Productivity • Equipment Optimization • Aggressive Cost Management • Environmental Leadership 46

Fleet:Deployment Shanghai Ningbo Xiamen Guam Honolulu, Hawaii LongBeach Oakland Portland Seattle Base Nine-Ship Fleet Maunalei, Manulani, Maunawili, Manukai, R.J. Pfeiffer Mahimahi, Mokihana Manoa, Maui 47

Fleet: Deployment • Considerations for Adding Tenth Ship – Freight volume – Dry-dockings – Unplanned vessel out-of-service • Impact of Tenth Ship – Approximately $8 - $12 million (net of fuel) annual incremental operating costs – Bi-weekly fleet capacity increases by 650-850 slots or 8%-12% – Fleet utilization initially decreases approximately 6-10% – Exact amounts will depend on which vessel is added and its purpose – Can be deployed for part of year 48

2007 2008 2009 2010 2011 Source: Matson management estimates Fleet: Westbound Utilization 49 Number of Ships Fleet Utilization 100% 0% 80% 70% 60% 50% 30% Vessel Utilization 90% 40% 20% 10% Number of Ships 12 0 4 2 6 8 10 Vessel out-of-service Vessel out-of-service MKA DDX

Fleet: Performance • Active Fleet: 19 years average age • Achieve 75 -85% on-time arrivals – Based on 59-minute window – Industry standard is 24 hours – Weather = 50% of misses – Amongst best in world 50

Fleet: Maintenance Program • Reliability, longevity and cost control • In-service maintenance • Dry-dockings – Once in five years with Under Water Inspection in Lieu of Dry docking (UWILD) – Mix of foreign and domestic shipyards used • 2011 arrival delays caused by mechanical failure: 3% 51

Container Terminals SSAT MTI 52 PAG SOE Shanghai Ningbo Xiamen Guam Honolulu, Hawaii LongBeach Oakland Portland Seattle

Benefit of Dedicated Terminals: West Coast and Hawaii 53 • Guaranteed Berth/Cranes – Work on arrival – Quick turn of vessel – Maintain vessel schedule • Fast Truck Turns – Customer satisfaction – Considered best in class • Wheeled Operations – Immediate cargo availability – Quick yard turns • Late Freight Receiving – Customer satisfaction – Expected in domestic trade

Terminals: Gate Turn Times 100 0 90 70 60 50 10 80 40 2005 30 20 2006 2007 2008 2009 2010 2011 Minutes Industry Range Matson Industry Range 54 Source: Matson management estimates

Equipment: Management • Asset management considerations – Amount equipment – Size / type equipment – Own vs. lease – Repair vs. replace – Utilization / efficiency • Location management considerations – Port standards – Balancing – Repositioning 55

Equipment: Inventory 56 Total Containers Drys 32,695 Reefers 4,610 Flat Racks 2,366 Other 1,058 Total: 40,729 Chassis 16,150 Reefer Gen-sets 1,433 GRAND TOTAL: 58,312 Matson Container Fleet as of 2/29/2012 Source: Matson management estimates Approximately 80/20 Owned/Leased Portfolio

Environmental: Principles • Meet or exceed applicable federal, state and local legislative requirements • Where applicable establish and adhere to our own, more stringent standards • Minimize risk / improve environment – Employ reasonably available technology – Reduce the amount of waste generated – Adhere to strict operating procedures – Be prepared for emergencies 57

Environmental: Achievements • U.S. Coast Guard Benkert Award for Environmental Excellence • First “green port” lease with SSA Marine and the Port of Long Beach • Zero discharge policy – only one in the world • San Pedro Bay Ports Clean Air Action Plan Air Quality Award for Air Quality Leadership • Long Beach Area Chamber of Commerce Eco Award • Port of Long Beach Green Flag, and Port of Seattle Green Gateway • Ballast water treatment system: Moku Pahu was the first approved in the USCG Shipboard Technology Evaluation Program (STEP) 58

Financial: Operating Costs of Ocean Transportation Segment Sales Vessel Overhead (Approx. 5-10%) • Repair & Maintenance • Dry Docking • Insurance Cargo Handling (Approx. 40-50%) • Terminal handling • Outside transportation • Tonnage Assessments Operations Overhead (Approx. 5-10%) Equipment: • Repair • Lease • Repositioning Vessel Expense (Approx. 30-40%) • Wage & Benefits • Fuel • Port Costs Source: Matson management estimates 59

Financial: Aggressive Cost Management • Stringent budget process and adherence • Comprehensive cost / service metrics • Cross functional teams / meetings – Freight management – Equipment – Cars • Incentive programs around cost savings 60

SSA Terminals Joint Venture • Formed July 1999 – SSA Marine (65%) and Matson (35%) • Service – U.S. West Coast Stevedoring/Terminal Operator – Container Equipment Maintenance – Chassis Pools – On-Dock Rail • Locations 61 Terminals SSAT All others %SSAT* Lifts % SSAT* Long Beach/LA 2 12 14% 10-15% Oakland 2 6 33% 30-35% Seattle/Tacoma 2 7 29% 30-35% 6 25 24% 20-25% Source: Matson management estimates *Represents percentage of total locations/volumes as appropriate

SSAT: Strategic Value • SSA Marine: domestic & international stevedoring company with complementary brand • Reduce Matson’s capital investment – Terminal leases – Cranes • Participate in Pacific Rim growth • Control costs – Economies of scale – Improve productivity – Convert fixed cost to variable • Maintain superior service – Maintain schedule integrity – Gate turn time – Late receiving – Other services 62

Logistics Solutions Rusty Rolfe Executive Vice President Matson Logistics

Overview • Matson Logistics is an integrated, asset-light, provider of logistics services, with a strong brand identity and a reputation for superior customer service. • Established in 1987, Matson ranks in the Top 10 of U.S. third party logistics brokers. • Core business segments include rail intermodal, highway brokerage and warehousing. • Warehousing represents less than 10% of total revenue, while the Domestic, International and Highway segments are each larger and, on a combined basis, represented over 90% of segment revenues. 64

Core Business Proposition 65 Ocean Services Domestic & International Intermodal Highway TL and LTL Specialized Hauling Warehousing & Distribution China Supply Chain Services

Matson Logistics Key Priorities • Further establish position as a national provider of integrated logistics solutions • Expansion of highway and intermodal brokerage and warehousing services, as well as the development of international freight forwarding, consolidation offerings and freight management solutions • Matson Logistics Shanghai positioned for growth in freight forwarding and consolidation in China • Organically driven growth while maintaining active acquisition awareness • Leveraging sales synergies across the various Matson lines of business 66

Strategic Growth Opportunities • Leverage the Matson customer base: Significant growth opportunity from coordinated cross-selling • 53-foot domestic container program: Expands potential customer base, differentiates Matson from smaller, non-asset based competitors • Focused team effort on large agent recruitment • Accelerate inside sales model to reach medium to smaller accounts • Open additional warehouses with more effective sales and marketing • China consolidation: new freight forwarding and NVOCC services 67

Seattle Portland Houston Reno St Paul Chicago Birmingham Dallas Philadelphia Atlanta Savannah Jacksonville Akron Indianapolis Customer Service Center Logistics Sales International Intermodal Sales Warehousing and Distribution Matson Port Facility Long Beach Phoenix Boston Columbus SF/ Oakland National Coordination, Regional Operations, Local Representation 68 A National Network to Provide Customized Programs and Services Source: Matson management

Domestic Rail Segment • Current Environment – Good rail service, high fuel costs, OTR driver shortages support intermodal growth – Asset-based providers outperforming non-asset based brokers – Traditional non-asset based players purchasing equipment (e.g., CH Robinson) • Strategic Growth Initiatives – Use private 53s to overcome “non-asset” objections from some shippers and expand the customer base – Continue flexible use of rail container fleets and services from JB Hunt, Schneider National and others to provide multiple service and capacity options – Maintain excellent service to retain long-term key accounts and secure new business – Increase focus on growing Eastern market – Pricing engine will accelerate growth / support mode conversion – Target small and medium customers with inside sales, while growing national accounts footprint 69

53-Foot Container Program


Private Domestic Container Fleet Ownership
CH Robinson 1%
Other 1%
APL Logistics 1%
Swift 5%
Schneider 11%
JB Hunt 46%
Pacer 15%
Hub Group 20%

Source: TTX and LoadMatch **Private fleet currently estimated at 120,000 units*

- Of those publicly reporting volume in 2011, asset-based providers like JB Hunt and Hub grew by double digits, while those without assets typically had single digit growth
- 53-foot container program will be on BNSF and CSX to provide greater rail carrier diversification and routing options
- 2012 entry is first phase in a planned multi-year growth strategy

Matson
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International Rail Segment • Current Environment – Consistently profitable segment and “resource light” – Matson Logistics is one of a few holders of Third Party International contracts with the railroads – Shrinking customer base as ocean carriers have consolidated – Discontinuation of CLX2 and the loss of a large ocean carrier customer negatively impacted 2011 results 71 • Strategic Growth Initiatives – Defend and grow existing business – Contend for larger carrier business as current contracts expire – Work closely with our rail partners to identify new opportunities – Pursue opportunities with smaller niche carriers / NVOCC’s / forwarders – Look for non-containerized freight: Over-dimensional, tanks, etc.

Highway Segment • Current Environment: – Proposed legislation could increase barrier to qualify for broker authority – Asset TL carriers expanding into brokerage – Brokerage accelerating through inside sales – Technology expanding for efficient execution and management – Motor carriers focused on broker’s reputation • Strategic Growth Initiatives: – Retain above market yield, while achieving volume growth – Stabilized agent network, now poised for more consistent growth – Leverage new operating system and add future enhancements to drive growth – Accelerate inside sales with continual ability to recruit and hire blocks of employees – Maintain excellent service to customers and preferred position with carriers 72

Warehousing Segment • Current Environment – Savannah campus: “Best in class” operation that sells itself – Expansion capability in Savannah with access to additional buildings – Northern California operation currently challenged with major customer losses, weak market and idle space – Los Angeles: Opened in 2010, developing new business pipeline • Strategic Growth Initiatives: – Targeting new facilities or markets – Savannah: Major player in a key market well positioned for future growth – Earnings growth from NorCal improvement and higher utilization in L.A. 73

Logistics Warehouse Locations Northern California (Hayward & Oakland, CA) 800,000 sq. ft. Southern California (Rancho Dominguez, CA) 140,000 sq. ft. Savannah (Pooler, GA) 1,170,000 sq. ft. 74

Summary of Key Strengths • Consistent, high-quality customer service • Financial strength and stability • Strong brand identity, Matson name • Long-term relationships with large clients • Extensive customer reach: National accounts and regional reps, inside sales, agency network • Strong vendor relationships • New operating system with advanced pricing engine • Strong, experienced management team 75

Financial Overview Joel Wine Senior Vice President CFO and Treasurer Alexander & Baldwin, Inc.

Selected Unaudited Pro Forma Income Statement Data $ Millions (Except per share) 2009 2010 2011 Revenues $1,209.1 $1,370.6 $1,462.7 Operating costs 1,037.0 1,146.1 1,281.41 Equity terminal joint venture (6.2) (12.8) (8.6) SG&A 113.6 112.8 112.2 Operating Income 64.7 124.5 77.7 Income from continuing operations before tax 56.0 117.8 64.3 Income tax 22.5 46.7 22.3 Income from Continuing Operations $33.5 $71.1 $42.0 Earnings per share Basic $0.82 $1.72 $1.01 Diluted $0.82 $1.71 $1.00 1 2011 included CLX2 related costs of $7.1 million primarily related to container repositioning that did not qualify for discontinued operations treatment Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company Refer to the attached exhibit 99.2 for a detailed discussion of the unaudited pro forma financial statements and pro forma adjustments 77

CLX2 • Started in August 2010 • Route was Long Beach to Hong Kong, Shenzhen and Shanghai • Not profitable due to excess capacity in trade, downward pressure on rates, and fuel • Discontinued September 2011 78

Total current assets $ 207.9 Investments in affiliates 56.5 Property, net 800.5 Other assets 97.3 Total Assets $1,162.2 Total current liabilities $191.6 Current portion of LT debt $ 17.5 Total long-term liabilities 733.0 Long-term debt $340.1 Total shareholders’ equity 237.6 Total debt $357.6 Total Liabilities & Shareholders’ Equity $1,162.2 Selected Pro Forma Balance Sheet Data As of December 31, 2011 Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company Refer to the attached exhibit 99.2 for a detailed discussion of the unaudited pro forma financial statements and pro forma adjustments 79 Dollars in Millions

Matson Ten-Year Financial Data 80 $0.9 $1.0 $1.2 $1.3 $1.4 $1.4 $1.5 $1.2 $1.4 $1.5 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Revenue (Dollars in Billions) $46 $98 $117 $142 $126 $148 $124 $65 $126 $79 -10 40 90 140 190 240 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Operating Profit (Dollars in Millions) (2) 1 1 1Revenue and operating profit information extracted from previously filed Form10-Ks which include other income and intercompany income 22011 expenses included CLX2 costs of $7.1 million primarily related to container repositioning that did not qualify for discontinued operations treatment Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company

$97 $149 $175 $203 $186 $213 $193 $136 $198 $153 -10 40 90 140 190 240 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 EBITDA1 (Dollars in Millions) 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 New Vessels Other $10 $133 $129 $175 $219 $68 $38 $13 $71 $47 Matson Ten-Year Financial Data 1 EDITDA and capital expenditure information extracted from previously filed Form 10-Ks which include other income and exclude intercompany income 22011 expenses included CLX2 costs of $7.1 million primarily related to container repositioning that did not qualify for discontinued operations treatment Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company 81 Capital Expenditures1 (Dollars in Millions) 10-Year Average excluding new Vessels = $40 million Other New Vessels (2)

Selected Annual Segment Data $ Millions 2009 2010 2011 Revenues Ocean Transportation $ 888.6 $1,016.5 $1,077.6 Logistics Services 320.9 355.6 386.4 Operating Margin Ocean Transportation 6.6% 11.7% 6.9% Logistics Services 2.1% 2.0% 1.3% More detailed information is available in the Form10-K filed with the SEC on February 28, 2012 Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company 82

Quarterly Unaudited Revenues From Continuing Operations Ocean Transportation $201.1 $218.5 $234.2 $234.8 $229.5 $257.2 $261.8 $268.0 $238.4 $274.8 $281.8 $282.6 $0 $50 $100 $150 $200 $250 $300 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 As reported in the Form10-Qs and 10-Ks previously filed with the SEC 83 $Millions 2009 2011 2010

2011 expenses included CLX2 costs of $7.1 million primarily related to container repositioning that did not qualify for discontinued operations treatment. As reported in Form10-Qs and 10-Ks previously filed with the SEC Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company Quarterly Unaudited Operating Profit From Continuing Operations 84 2009 $21.1 $24.2 $13.5 $10.4 $37.0 $42.5 $28.8 $5.4 $27.1 $28.6 $13.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2010 2011 $45 $-5 $40 $35 $20 $10 $5 $Millions $0 $30 $25 $15 9.7% 10.3% 5.7% 4.5% 14.4% 16.2% 10.7% 2.3% 9.9% 10.1% 4.6% -$0.5 Ocean Transportation

$76.2 $80.3 $82.3 $82.1 $77.1 $88.6 $92.4 $97.5 $91.3 $103.1 $99.2 $92.8 $0 $20 $40 $60 $80 $100 $120 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2009 2011 2010 Quarterly Unaudited Revenues As reported in Form10-Qs and 10-Ks previously filed with the SEC 85 $Millions Logistics Services

Quarterly Unaudited Operating Profit 2.0% 2.2% 2.7% 1.5% 2.5% 1.7% 1.9% 2.1% 1.6% 2.0% 2.0% NM 86 $2.5 -$1.0 $2.0 $1.5 $1.0 $0.5 $0 $Millions -$0.5 NM = Not meaningful As reported in Form10-Qs and 10-Ks previously filed with the SEC Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements will be incurred in future periods related directly to costs associated with operating as a publicly traded company Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2009 2010 2011 $1.5 $1.8 $2.2 $1.2 $1.9 $1.5 $1.8 $2.0 $1.5 $2.1 $2.0 -$0.6 Logistics Services

2010 and 2011 results from continuing operations More detailed information is available in previously filed Form 10-Ks Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% $0 $200 $400 $600 $800 $1,000 $1,200 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Ocean Transportation 87 Revenue Operating Profit Margin Revenue Operating Profit Margin Ten-year Average Annual Operating Profit: $96.1 million $Millions

Logistics Services 88 $Millions 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 More detailed information is available in previously filed Form 10-Ks Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company Revenue Operating Profit Margin Ten-year Average Annual Operating Profit: $11.1 million Revenue Operating Profit Margin

Pre-Tax Income (Loss) SSAT Investment 89 $Millions -$1.1 $3.4 $4.7 $17.1 $13.3 $10.7 $5.2 $6.2 $12.8 $8.6 -$5 $0 $5 $10 $15 $20 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Thousands More detailed information is available in previously filed Form 10-Ks Ten-year Average Annual Pre-tax Income: $8.1 million

Selected Segment Data More detailed information is available in previously filed Form 10-Ks 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Capital Expenditures Ocean Transportation $10.5 $133.2 $128.6 $173.9 $217.1 $65.8 $35.5 $12.7 $69.4 $44.2 Vessel Purchases $ 1.5 $100.1 $ 98.2 $148.8 $154.6 $ 1.9 $ 1.3 $ 0.2 0 0 Logistics Services -- $ 0.2 $ 0.1 $ 1.3 $ 1.7 $ 2.0 $ 2.4 $ 0.6 $ 1.8 $ 3.0 Total CAPEX $10.5 $133.4 $128.7 $175.2 $218.8 $67.8 $37.9 $13.3 $71.2 $47.2 Depreciation & Amortization Ocean Transportation $ 51.0 $ 51.0 $ 56.8 $ 59.5 $ 58.1 $63.2 $66.1 $67.1 $69.0 $70.6 Logistics Services -- $ 0.9 $ 1.2 $ 1.4 $ 1.5 $ 1.5 $ 2.3 $ 3.5 $ 3.2 $ 3.2 Total D&A $51.0 $51.9 $58.0 $60.9 $59.6 $64.7 $68.4 $70.6 $72.2 $73.8 90

Value Creation Drivers and Metrics Business Statistical Drivers Performance Measures Ocean Transportation • Vessel on-time performance • Capacity utilization • Freight rates and volumes • EBITDA • Operating profit • Operating margin • Return on invested capital • EPS Logistics • Volumes • Gross profit margin • Revenue growth • Operating profit • Operating margin • Return on invested capital SSAT • Lifts • Profit by terminal • Stevedoring productivity • Interest in joint venture earnings 91 Key Metrics

Reconciliation of GAAP to Non-GAAP Measures Dollars in Millions Matson operating profit (transportation and logistics) $79.1 Depreciation and amortization $73.8 EBITDA $152.9 CLX2 shutdown losses that do not qualify for discontinued operations treatment (i.e. container repositioning costs) $7.1 Adjusted EBITDA $160.0 Alexander & Baldwin, Inc. and Matson report operating profit and EBITDA in accordance with GAAP and on a non-GAAP basis. The Company’s and Matson’s presentation of non-GAAP financial measures excludes certain losses related to the operation and shutdown of CLX2. Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company. Management’s Use of Non-GAAP Financial Measures – 2011 92

Key Investment Highlights Matt Cox President Matson Navigation Company

Key Investment Highlights • Leading Market Share in Core Hawaii Shipping Lane – Jones Act Carrier providing shipping services to Hawaii and Guam – Strong brand, backed up by performance, drives customer support – Flexibility in deployment provides high vessel utilization – Integrated Neighbor Island network results in greater reliability • Significant advantages in China Service – Benefits from round-trip economics – Matson provides 3 to 6 day time advantage and best-in-class service 94

Key Investment Highlights • Superior Asset Quality and Fleet – Average age of Matson’s active Jones Act fleet is 19 years vs. 32 years for Matson’s main competitor – Approximately 47,000 owned pieces of container equipment inventory • Diversified Revenue Segment Streams – Strong and long-standing relationships with a very diversified customer base in ocean transportation – Synergies with logistics subsidiary – Highly strategic ownership in SSAT port joint venture 95

Key Investment Highlights • Strong balance sheet and cash flow generation – Low debt to EBITDA ratio – Income from continuing operations plus depreciation and amortization minus CAPEX last three years exceeded $230 million – Upside from additional growth opportunities in Matson Logistics • Experienced Management Team – Six most senior executives have over 175 years of combined transportation industry experience • Attractive dividend between $0.50 and $0.70 per share annually 96

Where to Find Additional Information This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Alexander & Baldwin Holdings, Inc. (“Holdings”) has filed a registration statement that includes a preliminary proxy statement/prospectus and other relevant documents in connection with the proposed reorganization. ALEXANDER & BALDWIN, INC. (“A&B”) SHAREHOLDERS ARE URGED TO CAREFULLY READ THESE DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN FILED AND MAILED, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REORGANIZATION. The definitive proxy statement/prospectus will be mailed to A&B shareholders prior to the shareholder meeting. In addition, investors may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about A&B, Holdings, and the holding company reorganization, from the SEC at the SEC’s website at http://www.sec.gov after such documents have been filed with the SEC. In addition, after such documents have been filed with the SEC, copies of the preliminary proxy statement/prospectus and other filings containing information about A&B, Holdings, and the holding company reorganization can be obtained without charge by sending a request to Alexander & Baldwin, Inc., P.O. Box 3440, Honolulu, Hawaii 96801-3440, Attention: Investor Relations; by calling (808) 525-6611; or by accessing them on A&B’s web site at http://www.alexanderbaldwin.com. 97

Participants in the Merger Solicitation A&B, its directors, executive officers, certain other members of management, and employees may be deemed to be participants in the solicitation of proxies from the shareholders of A&B in favor of the proposed holding company reorganization. Additional information regarding the interests of potential participants in the proxy solicitation will be included in the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus and other relevant documents that A&B and Holdings intend to file with the SEC in connection with the annual meeting of shareholders of A&B. 98